Exhibit 99.1

NEWS RELEASE
NASDAQ Symbol: “STRS”
Stratus Properties Inc.	Financial and Media Contact:
212 Lavaca St., Suite 300	William H. Armstrong III
Austin, Texas 78701	(512) 478-5788

STRATUS PROPERTIES INC. ANNOUNCES

APPOINTMENT OF KATE B. HENRIKSEN TO ITS BOARD OF DIRECTORS

AUSTIN, TX, January 27, 2021 - Stratus Properties Inc. (NASDAQ: STRS) announced today the appointment of Kate B. Henriksen to its Board of Directors (“Board”). Ms. Henriksen will serve as an independent Class III director, effective immediately, and will be up for election to the Board at the 2022 Annual Meeting of Stockholders.

William H. Armstrong III, Chairman of the Board, President and Chief Executive Officer of Stratus, stated, “We are pleased that Kate Henriksen has joined our Board, bringing a deep understanding of real estate investing and real estate investment trust (REIT) operations. She currently serves as Co-Chief Investment Officer of the NYSE-traded REIT RLJ Lodging Trust where she has actively managed RLJ’s capital recycling program and overseen the underwriting on $8.0 billion of transactions, including RLJ’s merger with FelCor Lodging Trust in 2017. Ms. Henriksen is certainly well-positioned to help guide Stratus’ strategic direction.”

Kate B. Henriksen Appointed to Stratus Board.

Ms. Henriksen will serve as a member of the Nominating and Corporate Governance Committee and the Compensation Committee. Following the appointment of Ms. Henriksen, Stratus’ Board of Directors comprises seven members, including six independent directors. Ms. Henriksen’s appointment, along with the recent appointment of Mr. Neville L. Rhone, Jr., are part of Stratus’ previously announced comprehensive review of Board composition. The review included an evaluation of, and interviews with, candidates suggested by a Stratus investor, Oasis Management Company.

Mr. Armstrong continued, “Ms. Henriksen’s extensive experience in the areas of real estate investing, asset management, REIT operations, investor relations, and executive leadership makes her, along with Mr. Rhone, the most value-added candidates we met during our process. The directors believe Ms. Henriksen and Mr. Rhone will greatly complement our Board’s existing skills and expertise and we look forward to working with them both, as they bring additional perspectives and diverse points of view to our Board.”

Ms. Henriksen stated, “I am thrilled to join Stratus’ Board of Directors. I am passionate about real estate investing and engagement with real estate investors and know what it takes to develop and implement successful strategies that maximize shareholder value. I look forward to working with Stratus’ management team and other directors in guiding the company through the pandemic and beyond.”

About Kate B. Henriksen

Kate B. Henriksen, age 46, serves as Co-Chief Investment Officer of RLJ Lodging Trust (“RLJ”), a self-advised, publicly traded real estate investment trust that owns primarily premium-branded, high- margin, focused-service and compact full-service hotels, where she oversees RLJ’s acquisition and disposition activities and helps develop and implement RLJ’s strategy. From 2007 to February 2019, she served as Senior Vice President Investment & Portfolio Analysis of RLJ, responsible for managing the underwriting process on RLJ’s potential hotel investments and for asset management of the portfolio on a strategic level. Since joining RLJ, Ms. Henriksen has overseen the underwriting on completed transactions totaling $8.0 billion, including the merger with FelCor Lodging Trust in 2017. She has also been actively involved in RLJ’s capital recycling program, marketing for sale approximately $3.5 billion in sold assets. She previously was responsible for overseeing RLJ’s portfolio management function, which included tracking the performance of the company’s investment portfolios, assisting with capital raising efforts and managing relationships with investors in RLJ’s investment funds. Prior to joining RLJ in 2002, Ms. Henriksen was Director of Development Planning and Feasibility at Marriott International.

Ms. Henriksen received her B.S. from Cornell University, School of Hotel Administration, with a concentration in real estate and property asset management.

About Stratus Properties Inc.

Stratus is a diversified real estate company engaged primarily in the acquisition, entitlement, development, management, operation and sale of commercial and multi-family and single-family residential real estate properties, and the operation of hotel and entertainment businesses located in the Austin, Texas area and other select, fast-growing markets in Texas.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS.

This press release contains forward-looking statements, which are all statements other than statements of historical fact. The words “anticipates,” “may,” “can,” “could,” “plans,” “believes,” “potential,” “possible,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “to be” and any similar expressions are intended to identify those assertions as forward-looking statements. Stratus cautions readers that forward-looking statements are not guarantees of future performance, and its actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause Stratus’ actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, Stratus’ ability to continue to effectively develop and execute its strategies, Stratus’ potential conversion to a REIT, the uncertain and ongoing impact of the COVID-19 pandemic, and other factors described in more detail under the heading “Risk Factors” in Stratus’ Annual Report on Form 10-K for the year ended December 31, 2019, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, each filed with the U.S. Securities and Exchange Commission.

Investors are cautioned that many of the assumptions upon which Stratus’ forward-looking statements are based are likely to change after the forward-looking statements are made. Further, Stratus may make changes to its business plans that could affect its results. Stratus cautions investors that it does not intend to update its forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, business plans, actual experience, or other changes, and Stratus undertakes no obligation to update any forward-looking statements.

Important Information

Stratus intends to file with the SEC a definitive proxy statement and associated WHITE proxy card in connection with the solicitation of proxies for the Company’s 2021 Annual Meeting. Details concerning the nominees of the Company’s Board of Directors for election at the 2021 Annual Meeting will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR

FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to Stratus Properties Inc. at 212 Lavaca Street, Suite 300, Austin, TX 78701, or by calling the Company’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 877-456-3442.

Participants in the Solicitation

The Company, its directors and certain of its executive officers will be deemed participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on March 16, 2020, the Company’s definitive proxy statement for the 2020 Annual Meeting of Shareholders filed with the SEC on April 3, 2020 and the Company’s Current Reports on Form 8-K filed with the SEC on December 17, 2020 and January 27, 2021. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the proxy statement for the 2020 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC, if and when they become available.

A copy of this release is available on Stratus’ website, stratusproperties.com.

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